UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported) October 17, 2005
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                                    KSW, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

         0-27290                               11-3191686
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(Commission File Number)            (IRS Employer Identification No.)

           37-16 23rd Street
      Long Island City, New York                            11101
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(Address of Principal Executive Offices)                  (Zip Code)

                                 (718) 361-6500
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

           Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

           On October 17, 2005, KSW Mechanical Services, Inc., a wholly-owned subsidiary of KSW, Inc. ("the Company"), entered into a Stipulation of Settlement settling a lawsuit commenced in 1999, entitled KSW Mechanical Services, Inc. v. NAB Construction Corp., et. al. ("the Lawsuit"), which had been pending in the Supreme Court of the State of New York, County of Queens. The Company had sued the general contractor and its bonding company on the Co-Op City Project to recover its accounts receivable applicable to the base contract of approximately $437,000, plus unpaid final retainage billings of approximately $1,500,000, plus a claim for unanticipated costs incurred through 1998, in the sum, as presented at trial, of $2,303,727. The Defendant had asserted counterclaims, as presented at trial, totaling $1,440,905, and a claim for $3,000,000 based on the argument that the Company's mechanic's lien was willfully overstated.

           The Lawsuit had been tried for 47 days and further trial proceedings were pending. Pursuant to the Stipulation of Settlement, all claims and counterclaims will be discontinued and the Company will receive cash payments totaling $2,900,000, with $1,200,000 payable on or before December 15, 2005, and $850,000 payable on or before March 31, 2006, and $850,000 payable on or before September 30, 2006. The Company will recognize a gain of approximately $888,000 as a result of the Settlement.

           The Stipulation of Settlement is filed herewith as Exhibit 10.1 and is incorporated by reference herein.

           Also, on October 18, 2005, the Company awarded a performance bonus to James F. Oliviero, General Counsel, in the amount of $37,463 in consideration of his efforts in preparing and prosecuting the Company's impact claims in the Lawsuit.

           The Company has provided additional information regarding the compensation awarded to named executive officers in the Company's proxy statement for the 2005 annual meeting of stockholders.


ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS

(d)    Exhibits.

10.1 Stipulation of Settlement, dated October 17, 2005, by and between KSW Mechanical Services, Inc. and NAB Construction Corp., et. al.




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
                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          KSW, INC.


                                          By: /s/ Richard W. Lucas
                                             -----------------------------------
                                             Name:  Richard W. Lucas
                                             Title: Chief  Financial Officer




Date: October 20, 2005









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
                                  EXHIBIT INDEX

        Exhibit No.                Description

          10.1 Stipulation of Settlement, dated October 17, 2005, by and between KSW Mechanical Services, Inc. and NAB Construction Corp., et. al.













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